UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 26, 2025

NEXTPLAT CORP
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-40447	65-0783722
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3250 Mary St., Suite 410
Coconut Grove, FL 33133
(Address of principal executive offices and zip code)

(305) 560-5381
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.0001	NXPL	The Nasdaq Stock Market, Inc.
Warrants	NXPLW	The Nasdaq Stock Market, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the passing of Charles M. Fernandez, Executive Chairman and Chief Executive Officer of NextPlat Corp (the “Company”), on May 24, 2025, the Company’s Board of Directors (the “Board”) appointed David Phipps, the Company's current President and CEO of Global Operations and Director, as Interim Chief Executive Officer.

Mr. Phipps currently serves as the Managing Director of NextPlat’s UK subsidiary, GTC, and President of its two US subsidiaries, Orbital Satcom and Outfitter Satellite. Mr. Phipps is the founder of the Company’s two subsidiaries, UK-based Global Telesat Communications and US-based Orbital Satcom Corp. He previously served as the Company’s CEO and Chairman from 2015 to 2021, leading the Company from start-up through to its listing on Nasdaq in 2021. He has over 20 years’ experience in the communications industry, during which time he has overseen acquisitions, mergers and capital raising activities, and has more than 35 years of experience of investment management, finance, and operational roles in several private and public companies.

The Company has not made any changes to Mr. Phipps’s existing employment agreement in connection with his appointment as Interim Chief Executive Officer.

There are no arrangements or understandings between Mr. Phipps and any other persons pursuant to Mr. Phipps was selected as an officer of the Company, Mr. Phipps has no family relationships with any of the Company’s directors or executive officers, and Mr. Phipps is not a party to and does not have any direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTPLAT CORP.

	By:	/s/ David Phipps
	Name:	David Phipps
	Title:	Interim Chief Executive Officer

Dated: May 30, 2025